Exhibit 10.118

SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN

INDENTURE SUPPLEMENT

This SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of June 11, 2020 (this “Amendment”), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the “Issuer”), and MUFG Union Bank, N.A. (“MUFG”), formerly known as Union Bank, N.A., as successor in interest to The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as Indenture Trustee (in such capacity, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the “Master Indenture”), between the Issuer and the Indenture Trustee, to the Fourth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of February 28, 2014 (as further amended from time to time prior to the date hereof, the “Indenture Supplement” and together with the Master Indenture, the “Indenture”), between the Issuer and the Indenture Trustee, and acknowledged and accepted by all of the Class A Noteholders and WFN Credit Company, LLC, as Transferor and as sole Class M Noteholder, Class B Noteholder and Class C Noteholder.  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Indenture.

Background

A.     The Issuer and the Indenture Trustee have previously entered into the Indenture Supplement to create and designate a Series of Notes.

B.     The Issuer and the Indenture Trustee wish to amend such Indenture Supplement, as set out in this Amendment.

Agreement

1.     Amendments to the Indenture Supplement.

(a)     Section 2.1 of the Indenture Supplement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“Investor Interchange Allocation Percentage” means, with respect to any Monthly Period, the Allocation Percentage for such Monthly Period with respect to Finance Charge Receivables (or, if a Reset Date occurs during such Monthly Period, the average such Allocation Percentage for such Monthly Period determined as the quotient of the summation of the Allocation Percentages with respect to Finance Charge Receivables for all days during such Monthly Period, divided by the number of days in such Monthly Period).

“Investor Interchange Amount” means, with respect to any Monthly Period, an amount equal to the product of (a) the amount of Interchange attributed to the Accounts for such Monthly Period pursuant to Section 5.1(l) of the Receivables Purchase Agreement and (b) the Investor Interchange Allocation Percentage for such Monthly Period.

(b)     Section 5.1 of the Indenture Supplement is hereby amended as follows:

(i)     clause (b)(i) thereof is hereby amended by inserting the phrase “or the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is

Sixth Amendment

less than the Required Principal Balance” following the phrase “Specified Transferor Amount” where it appears in the last proviso thereof;

(ii)     clause (b)(ii)(x)(1) thereof is hereby amended by inserting the phrase “and the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance” following the phrase “Specified Transferor Amount” where it appears in subclause fourth thereof;

(iii)     clause (b)(ii)(y) thereof is hereby amended by inserting the phrase “and the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance” following the phrase “Specified Transferor Amount” where it appears in subclause third thereof;

(iv)     clause (b)(ii)(z) thereof is hereby amended by inserting the phrase “and the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance” following the phrase “Specified Transferor Amount” where it appears in subclause second thereof; and

(v)     the following new subsection (e) is hereby inserted following subsection (d) thereof:

(e)     Allocations of Interchange. Notwithstanding anything to the contrary in Section 5.1(b) of this Indenture Supplement or in the Indenture, Interchange for each Monthly Period equal to the Investor Interchange Amount shall be allocated to the Series 2009-VFN Noteholders, and shall be deposited into the Finance Charge Account not later 12:00 noon, New York City time, on the Transfer Date following the related Monthly Period.

2.     Conditions to Effectiveness; Binding Effect; Ratification.  (a)  This Amendment shall become effective, as of the date first set forth above, when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each of the conditions precedent described in Section 10.2 of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)     On and after the execution and delivery hereof,  this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Indenture Supplement shall mean and be a reference to the Indenture Supplement as amended hereby.

(c)     Except as expressly amended hereby, the Indenture Supplement shall remain full force and effect and is hereby ratified and confirmed by the parties hereto.

3.     Miscellaneous.  (a)  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE

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JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)     Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)     This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery by facsimile or electronic transmission of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.  Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

(d)     The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

4.     Limitation on Liability.  It is expressly understood and agreed by the parties that (a) this document is executed and delivered by U.S. Bank Trust National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer

By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee

By: /s/ Mirtza J. Escobar
Name: Mirtza J. Escobar
Title: Vice President

MUFG UNION BANK, N.A., as Indenture Trustee

By: /s/ D. Amedeo Morreale
Name: D. Amedeo Morreale
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,

  as Servicer

By:  /s/ Gregory Opincar

     Name:  Gregory Opincar

     Title:  Chief Financial Officer

WFN CREDIT COMPANY, LLC

  as Transferor

By:  /s/ Michael Blackham

     Name:  Michael Blackham

     Title:  Treasurer

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